UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):
                     September 25, 2003 (September 24, 2003)

                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-21419                  25-2753988
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1010 Northern Boulevard
                         Great Neck, New York             11021
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 829-4343

                       Index to Current Report on Form 8-K
                            of clickNsettle.com, Inc.
                               September 25, 2003

Item                                                                        Page
----                                                                        ----

Item 12      Disclosure of Results of Operations and Financial Condition     3

Item 7       Exhibits                                                        3

             Signatures                                                      4


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

Item 12. Disclosure of Results of Operations and Financial Condition

On September 24, 2003, clickNsettle.com, Inc. ("the Company") announced its revenues and results for the fourth quarter and year ended June 30, 2003. The announcement and attachment are included in Exhibit 99.1.

                  Exhibit List

Exhibit Number    Description
--------------    -----------

      99.1 Press release announcing the Company's revenues and results for the fourth quarter and year ended June 30, 2003.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                  clickNsettle.com, Inc.


                  By: /s/ Roy Israel

                  Name:   Roy Israel
                  Title: Chief Executive Officer and President


                  By: /s/ Patricia Giuliani-Rheaume

                  Name:   Patricia Giuliani-Rheaume
                  Title: Chief Financial Officer and Vice President

Date: September 25, 2003


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